OCTOBER 2010 ALLONGE

TO AMENDED AND RESTATED CONSTRUCTION AND SITE

DEVELOPMENT LINE OF CREDIT MORTGAGE NOTE

Payor:

Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. (jointly, severally and collectively the "Borrowers")

Payee:

Manufacturers and Traders Trust Company (the "Bank")

Date of Note:

April 20, 2006

Original
Principal Amount:

Ten Million Dollars ($10,000,000.00)

Current
Principal Amount:

Nine Million Dollars ($9,000,000.00)

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

This October 2010 Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note (the "Allonge") shall be and remain attached to and shall constitute an integral part of that certain Construction and Site Development Line of Credit Mortgage Note dated April 20, 2006, executed by Borrowers in favor of the Bank, as amended from time to time (collectively the ''Note''). Capitalized terms not otherwise defined in this Allonge shall have the meaning ascribed to such terms in the Note.

2.

The maximum available amount under the Note is hereby decreased to Nine Million ($9,000,000.00) Dollars.

3.

The Maturity Date shall be extended from October 31, 2010 to September 30, 2012. Absent a demand, interest shall continue to be due and payable on a monthly basis as set forth in the Note, for all principal, accrued interest and costs due and payable in full on the earlier to occur of a demand by the Bank or September 30, 2012.

4.

The prepayment language is hereby amended to provided, ''lf the Borrowers, or anyone or more of them voluntarily or willingly terminates the Note at any time and refinances any portion thereof for a residential development from or with any other lending institution, the Borrowers shall pay a termination fee to the Bank equal to one (1%) percent of Nine Million ($9,000,000.00) Dollars if such prepayment occurs within one year of the date hereof and the Borrower shall pay a termination fee to the Bank equal to one-half (1/2) of one (1%) percent of Nine Million ($9,000,000.00) Dollars if prepayment occurs during the second year from the date hereof up to, but not including the Maturity Date. “Notwithstanding, any funds utilized by any of the Borrowers from their proposed rights offering that paydown any portion of their Note shall not incur a prepayment charge.

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5.

Except as amended hereby all of the terms and provisions of the Note shall remain in full force and effect and are hereby reaffirmed and confirmed by the parties thereto, including, but not limited to the confession of judgment and waiver of jury provisions contained therein.

IN WITNESS WHEREOF, the parties hereto set their hands and seals as of the 22nd day of October, 2010.

ATTEST:

BIG BOULDER CORPORATION

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice

TAX ID. NO. 24-0822326

Executive Vice President and Treasurer

ATTEST:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 24-0854342

Executive Vice President and Treasurer

ATTEST:

BBC HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 51-0294425

President and Treasurer

ATTEST:

BRRE HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 51-0294426

President and Treasurer

ATTEST:

NORTHEAST LAND COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-1682251

Executive Vice President and Treasurer

ATTEST:

LAKE MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-2243205

Executive Vice President and Treasurer

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ATTEST:

JACK FROST MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 23-2167048

Executive Vice President and Treasurer

ATTEST:

BOULDER CREEK RESORT COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-2287001

Executive Vice President and Treasurer

ATTEST:

MOSEYWOOD CONSTRUCTION

COMPANY, Individually and d/b/a

STONEY RUN REALTY COMPANY and

d/b/a STONEY RUN BUILDERS COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 65-1190104

Executive Vice President and Treasurer

ATTEST:

JACK FROST NATIONAL GOLF COURSE, INC.

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-3092213

Executive Vice President and Treasurer

BANK ACCEPTANCE:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Richard Kazmerick

Richard Kazmerick. Vice President

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